UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 13, 2008

MUTUALFIRST FINANCIAL, INC. (Exact name of registrant as specified in its chapter)

Maryland (State or other jurisdiction of incorporation	000-27905 (Commission File Number)	35-2085640 (IRS Employer Identification No.)
110 E. Charles Street, Muncie, Indiana (Address of principal executive offices)	47305-2419 (Zip Code)

Registrant's telephone number, including area code (765) 747-2800

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 7.01.  Regulation FD Disclosure

         Set forth below is investor presentation material of MutualFirst Financial, Inc.

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MUTUALFIRST FINANCIAL, INC.

Date: November 13, 2008	By: /s/ David W. Heeter David W. Heeter President and Chief Executive Officer

END
31

MutualFirst Financial
Symbol: MFSF

Sandler O'Neill 2008
East Coast Financial Services Conference
November 13, 2008

MutualBank
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Dave Heeter
President and CEO

MutualBank
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Forward Looking Statement

This presentation contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation ReformAct of 1995. These statements may appear in a number of places in this presentation and include statements regarding the intent, belief, outlook, estimate or expectations of the company, its directors or its officers primarily with respect to future events and the future financial performance of the company, including but not limited to preliminary estimated ProForma combined financial information. Readers of this presentation are cautioned that any such forward looking statements are not guarantees of future events or performance and involve risk and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors. These factors include, but are not limited to, the possibility that the expected cost savings, synergies and other financial benefits from the MFB acquisition might not be realized within the anticipated time frames and costs or difficulties relating to integration matters might be greater than expected changes in interest rates; the loss of deposits and loan demand to competitors; substantial changes in financial markets; changes in real estate values and the real estate market; or regulatory changes.

The Company does not undertake - and specifically disclaims any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

MutualBank

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History & Heritage

Our History

- **September 7, 1889** – Mutual Home and Savings Association was formed
- **1984** – Name changed to Mutual Federal Savings Bank to better reflect business
- **1997** – Business Banking division was introduced
- **1999** – Completed conversion from a Mutual Savings Bank to a Stock Savings Bank
- **2000** – Acquisition of Marion Capital Holdings
- **2005** – Acquisition of Fidelity Federal
- **2007** – Expanded investment options and money management
- **2008** – Acquisition of MFB Corp.

MutualBank
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MutualBank

bankwithmutual.com

July 1, 2008

MutualBank

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MutualBank, 2008

- Headquartered in Muncie, Indiana
- 1.4 billion in assets
- 1.1 billion in net loans
- 1 billion in deposits
- 33 full-service financial centers
- Delaware, Elkhart, Grant, Kosciusko, Randolph, St. Joseph, Wabash counties
- Trust offices in Hamilton County (greater Indianapolis) and Montgomery County
- Loan Origination office in Berrien County, Michigan
- 71,000 households/> 170,000 account holders

MutualBank
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Vision & Values

Vision

We help people live better lives.

MutualBank
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Values

- **Character** - As we strive for success, we must exercise the highest standard of ethics. We cannot succeed by dealing under the table or by making end-runs. Integrity is doing the right thing Always.
- **Compassion** - We must always consider the impact of our actions on employees, customers and shareholders in all decisions. We must respect the individual in conducting our business. Compassion builds loyalty in employees and customers.
- **Class**- Brand is everything! We must be known as a credible, competent financial service provider, helping people live better lives. This will be reflected in all activities including our advertising, facilities, all customer communications, and the professionalism of our staff.
- **Competition** - We have to want to win! We cannot have any players that just want to play in the game. Our drive must be to execute our strategy so well that we win the right to control our own destiny.

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Balance Sheet

Total Assets


$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$960,842
$962,517
$975,452
$1,398,890
2006
2007
6/30/2008
9/30/2008

Shown in millions.

MutualBank
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Loans Receivable


$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$815,111
$812,433
$802,408
$1,136,861
2006
2007
6/30/2008
9/30/2008

Shown in millions.

MutualBank
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Loan Mix


18%
28%
54%
Mortgage
Consumer
Commercial

6/30/08


29%
48%
23%
Mortgage
Consumer
Commercial

9/30/08

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Total Deposits



$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$703,359
$666,407
$677,677
$978,894
2006
2007
6/30/2008
9/30/2008

Shown in millions.

MutualBank
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Deposit Mix


36%
64%
Non-Maturity Deposits
Term Deposits

6/30/08


39%
61%
Non-Maturity Deposits
Term Deposits

9/30/08

MutualBank
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Total Stockholder's Equity


$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$87,264
$87,014
$83,431
$123,974
2006
2007
6/30/2008
9/30/2008

Shown in millions.

MutualBank
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Capital Ratios

- Total Risk Based → 10.45%
- Tier 1 Risk Based → 9.38%
- Tangible Equity → 7.43%

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Credit Quality

Non Performing Loans/ Total Loans



1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.66%
0.61%
1.27%
1.29%
1.44%
1.37%
1.63%
1st Qtr 2007
2nd Qtr 2007
3rd Qtr 2007
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008
3rd Qtr 2008

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Allowance for Loan Loss/ Total Loans


1.10%
1.08%
1.06%
1.04%
1.02%
1.00%
0.98%
0.96%
1.02%
1.03%
1.00%
1.03%
1.05%
1.07%
1.08%
1st Qtr 2007
2nd Qtr 2007
3rd Qtr 2007
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008
3rd Qtr 2008

MutualBank
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Net Charge-Offs


0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.13%
0.24%
0.31%
0.33%
0.26%
0.28%
0.09%
1st Qtr 2007
2nd Qtr 2007
3rd Qtr 2007
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008
3rd Qtr 2008

MutualBank
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Strategic Direction & Focus

MutualBank

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Commercial Lending
Business Banking

Wealth Management & Trust

Assets Under Management



$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$53,000
$96,000
$381,000
$378,000
$492,559
2005
2006
2007
6/30/2008
9/30/2008

Shown in millions.

MutualBank
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Mutual Bank Franchise Footprint


St Joseph
Elkhart
Kosciusko
Wabash
Grant
Delaware
Randolph
Montgomery
Hamilton

MutualBank
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Map of Opportunity


St Joseph
Elkhart
Lake
Porter
Kosciusko
Jasper
Newton
Allen
Wabash
Grant
Tippecanoe
Delaware
Randolph
Montgomery
Hamilton
Marion

MutualBank
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Thank You

MutualBank

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